SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                      December 4, 2002 (November 22, 2002)
                      ------------------------------------



                                  ARMITEC, INC.


   Delaware                           0-11419                       22-2435595
   --------                           -------                       ----------
(State or other                   (Commission File                 (IRS Employer
jurisdiction of                         No.)                          ID No.)
incorporation)



                    4479 Atlanta Road, Smyrna, Georgia 30080
                    ----------------------------------------
                    (Address of principal executive offices)



                                  770-432-8140
                                  ------------
              (Registrant's telephone number, including area code)






          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         On November 22, 2002, the registrant received correspondence from its independent public accountant, Porter Keadle Moore, LLP, that the client-auditor relationship was terminated. The decision by Porter Keadle Moore, LLP reflects its resignation. Porter Keadle Moore, LLP did not provide any reports on the financial statements of the registrant. During the two most recent fiscal years, and the subsequent interim period preceding the resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter or the disagreements in connection with its reports.

         The registrant has provided Porter Keadle Moore, LLP, a copy of this disclosure and has requested that Porter Keadle Moore, LLP furnish it with a letter addressed to the U.S. Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (C)      Exhibit No. 16.1

         Letter - Porter Keadle Moore, LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                     ARMITEC, INC.
                                                             (Registrant)


Dated: December 4, 2002                              By  /s/ Bruce R. Davis
                                                       -------------------------
                                                       Bruce R. Davis
                                                       President